UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2007

CBD Media LLC
(Exact name of registrant as specified in its charter)

Delaware	333-107783	02-0553288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Plum Street, Suite 900, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

513-397-6794
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01               Regulation FD Disclosure

On July 17, 2007, a representative of senior management of Local Insight Media, L.P. (“Local Insight”) hosted a conference call to provide an update on Local Insight and its subsidiaries, including CBD Media Holdings LLC and CBD Media LLC.  During the conference call, Local Insight presented a slide presentation, a copy of which is attached hereto as Exhibit 99.1.

The information being furnished in this report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Slide presentation given on July 17, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, CBD Media LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 17, 2007

CBD MEDIA LLC

	By:	/s/ DOUGLAS A. MYERS
Douglas A. Myers
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation given on July 17, 2007.